Exhibit 32.1
PROTHERICS PLC
CERTIFICATIONS PURSUANT TO RULE 13a-14(b) OF THE SECURITIES ACT
OF 1934, AS AMENDED, AND 18 U.S.C. §1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Report of Protherics PLC (the “Company”) on Form 20-F for the year ended March 31, 2005, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), Andrew J. Heath, Chief Executive Officer of the Company, and Barrington M. Riley, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and
     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 25, 2006	/s/ Andrew J. Heath Andrew J. Heath
Chief Executive Officer

/s/ Barrington M. Riley Barrington M. Riley
Chief Financial Officer

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